UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 13, 2014

Burlington Stores, Inc.

(Exact Name of Registrant As Specified In Charter)

Delaware	001-36107	80-0895227
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Route 130 North

Burlington, New Jersey 08016

(Address of Principal Executive Offices, including Zip Code)

(609) 387-7800

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreements.

Term Loan Amendment

On August 13, 2014 (the “Closing Date”), Burlington Coat Factory Warehouse Corporation (“BCFWC”), an indirect subsidiary of Burlington Stores, Inc. (the “Company”) entered into Amendment No. 4 (the “Term Amendment”) to the Credit Agreement, dated as of February 24, 2011, as amended on May 16, 2012, as amended on February 15, 2013 and as further amended on May 17, 2013 (the “Term Loan Credit Agreement” and as amended by the Term Amendment, the “Amended Term Loan Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Term Loan Administrative Agent”) and as collateral agent, the lenders party thereto, J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as joint lead arrangers and joint book runners and J.P. Morgan Securities LLC, Goldman Sachs Lending Partners LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley Senior Funding, Inc. and Wells Fargo Securities, as joint lead arrangers and joint book runners for the Term Amendment, governing the terms of BCFWC’s term loan facility.

The parties to the Term Loan Credit Agreement have entered into the Term Amendment in order to, among other things, (i) refinance and replace the outstanding $830,551,995 principal amount of term B-2 loans (the “Term B-2 Loans”) with $1,200,000,000 principal amount of term B-3 loans (the “Term B-3 Loans”), (ii) enable BCFWC to redeem in full its outstanding 10% Senior Notes due 2019, (iii) make a distribution to Burlington Holdings, LLC (“Holdings”) to enable Holdings to redeem in full its outstanding 9.00%/9.75% Senior Notes due 2018, (iv) increase the available incremental amount from $150,000,000 to $400,000,000 plus unlimited amounts so long as BCFWC’s pro forma consolidated secured leverage ratio does not exceed 3.50 to 1.00, (v) remove the following financial performance covenants: (a) consolidated leverage ratio, (b) consolidated interest ratio and (c) capital expenditures, and (vi) give BCFWC and its restricted subsidiaries additional flexibility to make investments, restricted payments (including dividends), incur additional debt, grant liens and otherwise comply with its covenants under the Amended Term Loan Credit Agreement. The interest rate margin applicable under the Amended Term Loan Credit Agreement is 3.25% in the case of loans drawn at LIBOR and 2.25% in the case of loans drawn under the prime rate (as determined by the Term Loan Administrative Agent). The Term Amendment removed the variable pricing mechanism that was formerly in place, which was based on BCFWC’s pro forma consolidated secured leverage ratio.

The Term B-3 Loans will mature on August 13, 2021, seven years after the Closing Date.

The foregoing description of the Term Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.1 and is incorporated into this item 1.01 by reference.

ABL Amendment

Also on the Closing Date, BCFWC entered into a First Amendment (the “ABL Amendment”) to the Second Amended and Restated Credit Agreement, dated September 2, 2011 (as amended, supplemented and otherwise modified, the “Amended ABL Credit Agreement”), among BCFWC, as lead borrower, the borrowers party thereto, the facility guarantors party thereto, Bank of America, N.A. as administrative agent and collateral agent, the lenders party thereto, Wells Fargo Capital Finance, LLC and JPMorgan Chase Bank, N.A. as co-syndication agents, Suntrust Bank and U.S. Bank, National Association as co-documentation agents and the other parties thereto, governing BCFWC’s existing senior secured asset-based revolving credit facility (the “ABL Line of Credit”).

The parties to the Amended ABL Credit Agreement have entered into the ABL Amendment in order to, among other things (i) enable BCFWC to redeem in full its outstanding 10% Senior Notes due 2019, (ii) make a distribution to Holdings to enable Holdings to redeem in full its outstanding 9.00%/9.75% Senior Notes due 2018 and (iii) give BCFWC and certain of its subsidiaries additional flexibility to make investments, restricted payments (including dividends), incur additional debt, grant liens and otherwise comply with its covenants under the Amended ABL Credit Agreement. The interest rate margin applicable under the Amended ABL Credit Agreement in the case of loans drawn at LIBOR was reduced from 1.75% - 2.25% (based on total commitments or borrowing base availability) to 1.25% - 1.50% (based on total commitments or borrowing base availability).

The ABL Line of Credit will mature on August 13, 2019, five years after the Closing Date.

The proceeds of the Term Amendment and ABL Amendment were used, in part, to redeem in full all of BCFWC’s outstanding 10% Senior Notes due 2019 and all of Holdings’ outstanding 9.00%/9.75% Senior Notes due 2018 on August 13, 2014.

The foregoing description of the ABL Amendment is qualified in its entirety by reference to such document, a copy of which is attached hereto as Exhibit 10.2 and is incorporated into this item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 with respect to the Term Amendment and the ABL Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 4, dated August 13, 2014, by and among Burlington Coat Factory Warehouse Corporation, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2	First Amendment to Second Amended and Restated Credit Agreement, dated as of August 13, 2014, by and among Burlington Coat Factory Warehouse Corporation, as lead borrower, the other borrowers signatory thereto, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BURLINGTON STORES, INC.

/s/ Robert L. LaPenta, Jr.
Robert L. LaPenta, Jr.
Vice President and Treasurer

Date: August 18, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4, dated August 13, 2014, by and among Burlington Coat Factory Warehouse Corporation, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

10.2	First Amendment to Second Amended and Restated Credit Agreement, dated as of August 13, 2014, by and among Burlington Coat Factory Warehouse Corporation, as lead borrower, the other borrowers signatory thereto, the facility guarantors signatory thereto, each lender party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.